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                                                                    Exhibit 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2006 (the "Report") by Champion Communication Services, Inc. ("Registrant"), the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.


                                        /s/ Pamela R. Cooper
                                        ----------------------------------------
                                        Pamela R. Cooper,
                                        Chief Financial Officer

Date: August 14, 2006


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